Second Quarter 2017 EarningsNASDAQ Global Select Market: UBNK Create Your Balance

2NASDAQ: UBNK This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings. NON-GAAP FINANCIAL MEASURES This Presentation contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures provide supplemental perspectives on operating results, performance trends, and financial condition. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of our business activities, and to enhance comparability with peers across the financial services sector. Forward Looking Statements

3NASDAQ: UBNK Corporate Contacts William H. W. Crawford, IV Chief Executive Officer Eric R. Newell, CFA Executive Vice President, Chief Financial Officer 860-291-3722 or ENewell@bankatunited.com Investor Information: Marliese L. Shaw Executive Vice President, Corporate Secretary/Investor Relations Officer 860-291-3622 or MShaw@bankatunited.com

4NASDAQ: UBNK Table of Contents Page Branch Network 5 Market Opportunities 6 Management Team and Ownership 7 Four Key Objectives 8 Consumer Banking 9 Wholesale Banking 10 Wholesale Banking Overview 11 Shared Services 12 Financial Highlights 13

5NASDAQ: UBNK Branch Network 3rd largest public bank headquartered in CT with $6.88 billion in assets 53 Branches located in Central CT and Western MA #4 market share in combined Hartford / Springfield MSA $85 million in average deposits per branch (6/30/16 Branch level reporting; Source: FDIC Summary of Deposits Report)

6NASDAQ: UBNK Market Opportunities • United Bank operates in attractive markets with significant wealth and customer base • New Haven and Fairfield County provide growth opportunities • The Bank’s main operational markets have significant wealth Markets Population Population35-54 Average HHI Median Age Hartford MSA 1,209,666 314,305 99,183 41 Springfield MSA 634,548 150,871 74,794 38 Worcester MSA 941,096 252,449 90,066 40 New Haven County 857,654 222,167 88,804 40 Fairfield County 954,291 261,415 140,792 40 Total 4,597,255 1,201,207 100,236 40 *Total Average Household Income (HHI) weighted by households and Age weighted by population Main Operational Markets Opportunity Markets NOTE: All financial data as of January 1, 2016

7NASDAQ: UBNK Management Team and Ownership • William H.W. Crawford, IV owns 540,565 shares of stock and options* • UBNK management owns 1,319,092 shares of stock and options* • UBNK Non-Executive Officer Directors own 535,805 shares of stock and options* *Note: 401k/ESOP share ownership is as of 12/31/16. Name Title/Function Years in Industry/Years at United Prior Experience William H.W. Crawford, IV Chief Executive Officer 28/6 Wells Fargo Bank, Wachovia Bank,SouthTrust Bank Eric R. Newell Chief Financial Officer 13/6 FDIC, Fitch Ratings, Alliance Bernstein Dena M. Hall Chief Marketing Officer 20/12 Woronoco Savings Bank Craig W. Hurty Chief Human Resources Officer 33/3 Aetna, PacifiCare Health Systems Mark A. Kucia Chief Credit Officer 29/11 National Westminster Bank, Liberty Bank,Mechanics Bank, BayBank Brandon C. Lorey Head of Consumer Banking 26/4 H&R Block Bank, Chevy Chase FederalSavings Bank David C. Paulson Head of Wholesale Banking 31/3 Santander, Wells Fargo, Wachovia John J. Smith Chief Information &Administrative Officer 31/1 CIT Group, NYCE Corporation, Summit Bank Elizabeth Wynnick Chief Risk Officer 25/5 NewAlliance Bank, Webster Bank

8NASDAQ: UBNK Four Key Objectives Objective Progress 1. Align earning asset growth with organic capital and low cost core deposit generation to maintain strong capital and liquidity (a) YoY deposit growth of 12.1% vs. 6.9% for loans; (b) YoY DDA growth of 7.2%; (c) YoY capital growth of 5.5% 2. Re-Mix cash flows into better yielding risk adjusted return on assets with lower funding costs relative to peers. (a) NIM increased 13bps YoY and 3bps QoQ; (b) Growth focused on C&I, OOCRE, and Home Equity, which increased YoY 18.0%, 11.9%, and 17.0%, respectively. 3. Invest in people, systems, and technology to grow revenue and improve customer experience while maintaining attractive cost structure. (a) Non-Interest Expense/Average Assets (NIE/AA) at 2.06% annualized in 2Q17 with <60% efficiency ratio while making continued strategic investments in Information Technology and Project Management 4. Grow operating revenue, maximize operating earnings, grow tangible book value, pay dividend. Achieve more revenue into NII and core fee income. (a) Q2 2017 record revenue and EPS; (b) TBV/share increased 2.4% QoQ and 6.0% YoY; (c) Increased service charges and fees QoQ; (d) 2Q17 annualized dividend yield of 2.83%

9NASDAQ: UBNK Consumer Banking Consumer Loan Detail as of 06/30/2017 Construction 2% Home equity 27% Other consumer 12% Residential 59% Diverse products designed to meet the needs of our consumer customers. Retail and Small Business Banking team focused on gaining new customer relationships and deposit growth • Mortgage Sales team originated $186.2 million of residential mortgage loans in Q2 2017. Participate in secondary market sales. • Consumer Lending team who utilize the branch network to acquire profitable customer relationships with growth in Home Equity and lines of credit. • United Northeast Financial Advisors serving over 50 banking offices with investment services offerings. Demonstrating strong growth each quarter. • Internationally experienced LH-finance Marine division. ($1.99 Bn, or 39% of loans)

10NASDAQ: UBNK Wholesale Banking Commercial Loan Detail as of 06/30/2017 Construction 2% Owner-Occupied CRE 14% C&I 26% Investor CRE 58% Robust offering of products to support commercial customer needs and provide competitive advantage. • Diverse and experienced Commercial Banking team: Commercial Lending team provides geographic diversity and multiple areas of C&I industry expertise. • Cash Management and Municipal Banking team focused on deposit gathering and growing strategically important relationships. • Commercial Real Estate activities largely focused on growing Owner-Occupied CRE portfolio, while Investor CRE has remained essentially flat for four quarters. Regional CRE program provides geographic diversity in strong markets throughout the Northeast and Mid Atlantic. • Business Banking team focused on growing C&I loans and core deposits. ($3.06 Bn, or 61% of loans)

11NASDAQ: UBNK Wholesale Banking Overview • Asset quality remains exceptional through diversification, granularity, that is accretive to risk adjusted capital Investor CRE & ADC by Property Type $1,837 Million C&I & Owner Occupied CRE by Industry $1,223 Million

12NASDAQ: UBNK Shared Services In addition to a strong and seasoned leadership team, the Company has recruited, retained and developed deeply talented teams across the organization Significant investment in Information Technology resources to provide leadership for effective strategic and tactical planning in the use of technology. Implementing the use of leading edge development methodologies and feedback loops. Experienced Enterprise Risk and Credit Risk areas that maintain a strong, consistent culture of risk discipline. Support profitable business results using vigilance, agility, and expertise. Strong recruiting, retention and talent development via Human Resources division. Focus on defining, attracting, and developing the right mix of critical talent to support and grow the businesses. Deep Finance and Treasury group with talent recruited from a large and diversified set of institutions. Provide decision support for strategic and operational goals using key business drivers and parameters that impact future profit and revenue growth. Experienced and talented Tax team driving profitable tax planning.

13NASDAQ: UBNK Financial Highlights

14NASDAQ: UBNK Second Quarter Walk (Dollars in thousands) GAAP Net Income QTD GAAP Net Income LTM Actual Beginning Balance $ 13,726 $ 9,058 Loan Income 3,181 6,118 Investment Income 215 823 Interest Expense (1,365) (2,109) Net Interest Income 2,031 4,832 Provision (4) 1,332 Net Interest Income after Provision 2,027 6,164 Service Charges and Fees 1,416 2,475 Security Gains/Losses (362) (272) Mortgage Banking 509 (501) Gains/Losses on Limited Partnerships (558) 866 Other (34) 376 Non-Interest Income 971 2,944 Salaries and Benefits 156 439 Service Bureau Fees 160 287 Occupancy Expense 812 193 Professional Fees 357 (65) Marketing (525) (214) FDIC (117) 246 Other (1,127) (1,184) Total Operating Expense (284) (298) Taxes (240) (1,668) Total Change 2,474 7,142 Actual Ending Balance $ 16,200 $ 16,200

15NASDAQ: UBNK Tangible Book Value and Dividend Return

16NASDAQ: UBNK Swap and Mortgage Contribution to Total Revenue

17NASDAQ: UBNK Forecast Actual Q1 2017 Actual Q2 2017 Second Half 2017 Tax Equivalent Net Interest Margin 3.01% 3.04% 3.06% ^ Loan Growth* 3.4%* 8.9%* mid-high single digit Provision / Average Gross Loans* 0.19%* 0.18%* 0.24% Non-Interest Income $8.5 million $9.5 million $8.25 - $8.75 million/qtr Non-Interest Expense $34.7 million $35.0 million ~ $35.5 million/qtr Effective Tax Rate (YTD) 13.2% 12.9% 13% *Note: Loan Growth, Provision/Average Gross Loans are annualized, unless noted. ^ Tax Equivalent NIM forecast assumes no changes to interest rates in forecast period

18NASDAQ: UBNK NIE/Average Assets/FTE Employees NIE/AA Employees 3.5% 2.5% 1.5% 0.5% 800 700 600 500 400 300 200 100 0 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017 Q2* Period Ending 2.06% 281 331 342 683 697 718 730 *NIE/Average Assets calculation is annualized

19NASDAQ: UBNK Balance Sheet Trends QoQ YoY 2Q17 vs 1Q16 2Q17 vs 2Q16 Balance Sheet ($ in thousands) 2Q2017 1Q2017 4Q2016 3Q2016 2Q2016 $ Change % Change $ Change % Change ASSETS Cash and cash equivalents $ 74,851 $ 84,660 $ 90,944 $ 214,246 $ 97,441 $ (9,809) (11.6)% $ (22,590) (23.2)% Securities 1,087,176 1,089,666 1,057,449 1,066,601 1,087,748 (2,490) (0.2) (572) (0.1) Loans held for sale 157,487 87,031 62,517 83,321 30,558 70,456 81.0 126,929 415.4 Residential real estate 1,172,540 1,167,428 1,156,227 1,129,079 1,171,300 5,112 0.4 1,240 0.1 Home equity 538,130 516,325 536,772 479,390 460,058 21,805 4.2 78,072 17.0 Other consumer 237,708 225,317 209,393 213,830 211,065 12,391 5.5 26,643 12.6 Residential construction 46,117 49,456 53,934 52,476 49,338 (3,339) (6.8) (3,221) (6.5) Investor non-occupied CRE 1,761,940 1,697,414 1,705,319 1,702,701 1,675,821 64,526 3.8 86,119 5.1 Owner occupied CRE 429,848 433,358 416,718 392,168 384,324 (3,510) (0.8) 45,524 11.8 Commercial business 792,918 769,153 724,557 660,676 671,687 23,765 3.1 121,231 18.0 Commercial construction (ADC) 74,980 85,533 98,794 90,380 107,302 (10,553) (12.3) (32,322) (30.1) Loans - net 5,024,532 4,913,953 4,870,552 4,689,834 4,702,337 110,579 2.3 322,195 6.9 Deferred tax asset, net 27,034 37,040 39,962 32,529 31,395 (10,006) (27.0) (4,361) (13.9) Premises and equipment, net 54,480 51,299 51,757 52,520 53,021 3,181 6.2 1,459 2.8 Intangible Assets 120,445 120,798 121,183 121,568 121,953 (353) (0.3) (1,508) (1.2) Cash surrender value of BOLI 170,144 169,007 167,823 126,948 126,734 1,137 0.7 43,410 34.3 Other Assets* 160,014 143,166 137,333 157,288 163,897 16,848 11.8 (3,883) (2.4) Total Assets $ 6,876,163 $6,696,620 $6,599,520 $6,544,855 $6,415,084 $ 179,543 2.7% $ 461,079 7.2 % LIABILITIES AND STOCKHOLDERS' EQUITY Liabilities: QoQ YoY Deposits: 2Q17 vs 1Q16 2Q17 vs 2Q16 Non-interest-bearing $ 721,917 $ 690,516 $ 708,050 $ 687,865 $ 673,624 $ 31,401 4.5% $ 48,293 7.2 % Interest-bearing 4,271,562 4,099,843 4,003,122 4,007,606 3,781,717 171,719 4.2 489,845 13.0 Total Deposits 4,993,479 4,790,359 4,711,172 4,695,471 4,455,341 203,120 4.2 538,138 12.1 Mortgagors' and investor escrow accounts 15,045 10,925 13,354 9,045 14,040 4,120 37.7 1,005 7.2 FHLB advances and other borrowings 1,138,817 1,180,053 1,169,619 1,102,882 1,222,160 (41,236) (3.5) (83,343) (6.8) Accrued expenses and other liabilities 49,358 49,300 49,509 81,217 79,350 58 0.1 (29,992) (37.8) Total liabilities 6,196,699 6,030,637 5,943,654 5,888,615 5,770,891 166,062 2.8 425,808 7.4 Total stockholders' equity 679,464 665,983 655,866 656,240 644,193 13,481 2.0 35,271 5.5 Total liabilities and stockholders' equity $ 6,876,163 $6,696,620 $6,599,520 $6,544,855 $6,415,084 $ 179,543 2.7% $ 461,079 7.2% *Other assets include FHLBB stock (at cost), accrued interest receivable, in addition to other assets

20NASDAQ: UBNK Investment Portfolio Portfolio Stats ($ in millions) 2017Q2 2017Q1 Average balance $ 1,099 $ 1,070 Yield 3.48% 3.43% Average Rating AA AA Actual MBS Portfolio $ 592 $ 578 Total Portfolio Duration (years) 3.6 3.7 Summary of Quarterly Securities Purchases 2017Q2 2017Q1 Average Yield 3.10% 3.18% Average Rating AA AA- Total Securities/Assets (%) 25.0 20.0 15.0 10.0 5.0 201 4Q 1 201 4Q 2 201 4Q 3 201 4Q 4 201 5Q 1 201 5Q 2 201 5Q 3 201 5Q 4 201 6Q 1 201 6Q 2 201 6Q 3 201 6Q 4 201 7Q 1 201 7Q 2 19.3 18.8 19.4 19.5 20.1 19.0 18.7 17.2 17.5 17.0 16.3 16.0 16.3 15.8 Investment Portfolio Summary (Total) June 30, 2017 Corp Debt: 8% Agency CMO: 17% Agency CCMO: 14% Agency CMBS: 2% CLO: 14% Muni: 23% Agency MBS: 21% Preferred: 1%

21NASDAQ: UBNK Asset Quality ($ in thousands, except percentage data) 2017Q2 2017Q1 2016Q4 2016Q3 2016Q2 Non-accrual loans $ 25,048 $ 26,376 $ 26,759 $ 25,983 $ 32,310 TDR - non-accruing 7,475 8,252 7,304 7,345 6,713 Total non-performing loans 32,523 34,628 34,063 33,328 39,023 OREO 1,770 1,786 1,890 2,792 702 Total non-performing assets $ 34,293 $ 36,414 $ 35,953 $ 36,120 $ 39,725 NPLs to total loans 0.64% 0.70% 0.69% 0.71% 0.82% NPAs to total assets 0.50% 0.54% 0.54% 0.55% 0.62% Net charge offs $ 534 $ 1,783 $ 1,641 $ 647 $ 1,163 Annualized NCOs to average loans 0.04% 0.14% 0.14% 0.05% 0.10% Allowance for loan losses to non-performing loans 138.55% 125.05% 125.64% 123.26% 97.28% Allowance for loan losses to total loans 0.89% 0.88% 0.87% 0.87% 0.80% Provision for loan losses (annualized)/Average Loans 0.18% 0.19% 0.28% 0.31% 0.31%

22NASDAQ: UBNK Commercial Real Estate Institution Name City State Ticker CRE / Risk-Based Capital 3-Year Ratio Delta Construction / Risk-Based Capital 3-Year Ratio Delta United Financial Bancorp, Inc. Glastonbury CT UBNK 285% 12% 25% 3% People's United Financial, Inc. Bridgeport CT PBCT 260% (36)% 21% (9)% Webster Financial Corporation Waterbury CT WBS 159% 30% 23% 7% Berkshire Hills Bancorp, Inc. Pittsfield MA BHLB 268% 75% 47% 11% Independent Bank Corp. Rockland MA INDB 312% 12% 51% —% Brookline Bancorp, Inc. Boston MA BRKL 364% 8% 23% (4)% Century Bancorp, Inc. Medford MA CNBKA 33% (6)% 4% (1)% Washington Trust Bancorp, Inc. Westerly RI WASH 313% 52% 40% 24% Meridian Bancorp, Inc. Peabody MA EBSB 528% (22)% 119% 37% Camden National Corporation Camden ME CAC 232% 75% 30% 8% First Connecticut Bancorp, Inc. Farmington CT FBNK 308% 25% 24% (10)% Enterprise Bancorp, Inc. Lowell MA EBTC 244% 3% 82% 1% Community Bank System, Inc. De Witt NY CBU 77% (3)% 16% (1)% NBT Bancorp Inc. Norwich NY NBTB 164% 28% 27% 1% Sterling Bancorp Montebello NY STL 281% 74% 17% 3% High 528% 75% 119% 37% Low 33% (36)% 4% (10)% Mean 253% 21% 37% 5% Median 264% 17% 25% 1% UBNK Ranking out of 15 (ascending): 10 8 8 9 NOTE: All financial data as of March 31, 2017 CRE includes 1.a.1, 1.a.2, 1.b, 1.d, and 1.e.2 from RC-C Part 1 FFIEC 041 Data is Bank-level; BRKL subsidiaries aggregated Ratio deltas represent change in ratio over 3-year period All data sourced from S & P Global Market Intelligence

23NASDAQ: UBNK Loan and Deposit Composition Demand & NOW: 24% Regular Savings: 12% Money Market: 23% Time Deposits: 41% Demand & NOW: 27% Regular Savings: 11%Money Market: 27% Time Deposits: 35% Deposit Composition at June 30, 2016Deposit Composition at June 30, 2017 Total Deposits at 6/30/16: $4.46 billionTotal Deposits at 6/30/17: $4.99 billion Demand & NOW: 22% Regular Savings: 13% Money Market: 27% Time Deposits: 38% Deposit Composition at June 30, 2015 Total Deposits at 6/30/15: $4.18 billion OOCRE: 8% Investor CRE: 35% Comm Construction: 4% C&I: 16% Residential: 28% Home Equity: 8% Resi Construction: 1%OOCRE: 8% Investor CRE: 35% Comm Construction: 2% C&I: 14% Residential: 25% Home Equity: 10% Other Consumer: 5% Resi Contruction: 1% OOCRE: 8% Investor CRE: 35% Comm Construction: 1% C&I: 16% Residential: 23% Home Equity: 11% Resi Construction: 1% Other Consumer: 5% Loan Composition at June 30, 2015Loan Composition at June 30, 2016Loan Composition at June 30, 2017 Total Loans at 6/30/15: $4.07 billionTotal Loans at 6/30/16: $4.73 billionTotal Loans at 6/30/17: $5.05 billion

24NASDAQ: UBNK Diversified Deposit Funding Sources Interest Bearing Non-Interest Bearing Deposit Growth Trend 201 4 201 5 201 6 Q2 201 7 3,432,952 3,779,353 4,003,122 4,271,562 602,359 657,718 708,050 721,917$4.04 B $4.44 B $4.71 B $4.99 B Non-Interest Bearing CAGR: 8%, Interest Bearing CAGR: 9% Non-Transaction Accounts Transaction Accounts Deposit Growth Trend 201 4 201 5 201 6 Q2 201 7 3,132,851 3,417,910 3,504,450 3,637,204 902,460 1,019,161 1,206,722 1,356,275$4.04 B $4.44 B $4.71 B $4.99 B Transaction CAGR: 18%, Non-Transaction CAGR: 6% Business MMDA: 12% Retail MMDA: 15% Savings: 11% Checking: 27% CD: 35% Business MMDA: 8% Retail MMDA: 15% Savings: 12% Checking: 24% CD: 41% Deposit Composition at 06/30/2017 Deposit Composition at 06/30/2016

25NASDAQ: UBNK Non-GAAP Reconciliation Three Months Ended June 30, 2017 March 31, 2017 December 31, 2016 September 30, 2016 June 30, 2016 Net Income (GAAP) $ 16,200 $ 13,726 $ 14,550 $ 14,159 $ 9,058 Non-GAAP adjustments: Non-interest income (95) (465) (94) (118) (367) Non-interest expense — — 107 55 1,403 Related income tax (benefit) expense 33 163 (5) 22 (363) Net adjustment (62) (302) 8 (41) 673 Total non-GAAP net income $ 16,138 $ 13,424 $ 14,558 $ 14,118 $ 9,731 Net interest income (GAAP) $ 46,328 $ 44,297 $ 43,172 $ 43,029 $ 41,496 Non-interest income (GAAP) $ 9,476 $ 8,505 $ 8,936 $ 7,889 $ 6,532 Non-GAAP adjustments: Net gain on sales of securities (95) (457) (94) (48) (367) BOLI claim benefit — (8) — (70) — Net adjustment (95) (465) (94) (118) (367) Total non-GAAP non-interest income 9,381 8,040 8,842 7,771 6,165 Total non-GAAP net interest income 46,328 44,297 43,172 43,029 41,496 Total non-GAAP revenue $ 55,709 $ 52,337 $ 52,014 $ 50,800 $ 47,661

26NASDAQ: UBNK Non-GAAP Reconciliation (cont.) Three Months Ended June 30, 2017 March 31, 2017 December 31, 2016 September 30, 2016 June 30, 2016 Non-interest expense (GAAP) $ 34,979 $ 34,695 $ 33,293 $ 32,236 $ 34,681 Non-GAAP adjustments: Effect of position eliminations — — (107) (55) (1,403) Net adjustment — — (107) (55) (1,403) Total non-GAAP non-interest expense $ 34,979 $ 34,695 $ 33,186 $ 32,181 $ 33,278 Total loans $ 5,054,181 $ 4,943,984 $ 4,901,714 $ 4,720,700 $ 4,730,895 Non-covered loans (1) (699,938) (691,054) (744,763) (721,763) (1,259,285) Total covered loans $ 4,354,243 $ 4,252,930 $ 4,156,951 $ 3,998,937 $ 3,471,610 Allowance for loan losses $ 45,062 $ 43,304 $ 42,798 $ 41,080 $ 37,961 Allowance for loan losses to total loans 0.89% 0.88% 0.87% 0.87% 0.80% Allowance for loan losses to total covered loans 1.03% 1.02% 1.03% 1.03% 1.09% (1) As required by GAAP, the Company recorded at fair value acquired loans. These loans carry no allowance for loan losses for the periods reflected above.